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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant To Section 13 Or 15(d) of
                       The Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): November 9, 2004

                         The Robert Mondavi Corporation
                            (Exact Name of Registrant
                            as Specified in Charter)

                                   California
                         (State or Other Jurisdiction of
                                 Incorporation)

                  33-61516                              94-2765451
          (Commission File Number)        (IRS Employer Identification No.)

              841 Latour Court
              Napa, California                          94558
  (Address of Principal Executive Offices)           (Zip Code)


       Registrant's telephone number, including area code: (707) 226-1395

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|x| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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     Item   8.01  Other Events

     Item   9.01  (c) Exhibits.

         Exhibits No.                                Description

     On November 9, 2004, the Company announced that the annual shareholder meeting scheduled for November 30, 2004, would be postponed.

     A copy of the press release announcing postponement of the Company's annual shareholder meeting is included as an exhibit to and incorporated by reference in the current report on For 8-K.

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   99.1                               Press Release dated November 9, 2004



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


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                                       The Robert Mondavi Corporation
Date:    November 9, 2004              By:    /s/ Henry J. Salvo., Jr.
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                                       Name:   Henry J. Salvo, Jr.
                                       Title:  Executive Vice President,
                                               Chief Financial Officer